SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2000 (March 23, 2000)

                               DRUGMAX.COM, INC.,
                     FORMERLY NUTRICEUTICALS.COM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                NEVADA                    0-24362               34-1755390
  -------------------------------       -----------         ------------------
  (State or other jurisdiction of       File Number          (I.R.S. Employer
            incorporation)                                  Identification No.)

                           12505 STARKEY ROAD, SUITE A
                              LARGO, FLORIDA 33773
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (727) 533-0431

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On March 23, 2000, DrugMax.com, Inc. (the "Company"), K. Sterling Miller, Jimmy L. Fagala and HCT Capital Corp. ("HCT," and together with Messrs. Fagala and Miller, the "Sellers") signed an Agreement and Plan of Reorganization dated March 20, 2000 (the "Agreement") and consummated the transactions contemplated thereby. Pursuant to the Agreement, Messrs. Fagala and Miller and HCT sold to the Company all of the issued and outstanding capital stock of Desktop Corporation ("Desktop") in exchange for a total of 50,000 shares of Company common stock. In addition, (i) to satisfy obligations owed to HCT by Desktop and VetMall, LLC ("VetMall"), an entity owned 50% by a wholly-owned subsidiary of Desktop, the Company paid HCT $100,000 and issued to HCT an additional 31,176 shares of Company common stock, and (ii) to satisfy outstanding obligations of Desktop or VetMall to Messrs. Fagala and Miller, the Company will issue to Messrs. Fagala and Miller 8,938 and 9,871 shares, respectively, of Company common stock, subject to Messrs. Fagala and Miller providing to the Company certain backup documentation.

         In addition, upon (i) the closing of any initial public offering (the "IPO") of VetMall or its successors, (ii) the sale by the Company of all of the shares acquired from Messrs. Fagala and Miller and HCT, regardless of the form of such transaction, or (iii) the sale by VetMall of all or substantially all of its assets, the Company will either (A) issue to the Sellers that number of shares of the VetMall common stock which, when multiplied by the closing price of VetMall's common stock on the date the IPO or the sale closes, exceeds $4,800,000, or (B) pay to the Sellers 16% of 50% of the proceeds of the closing of a direct sale to a third party of substantially all of the assets of VetMall or its successors, whichever of (A) or (B) has a lower value based on the IPO or sales price of VetMall common stock and the closing price of VetMall's common stock on the date that the IPO is declared effective by the Securities and Exchange Commission or the closing of the sale has occurred.

         Simultaneously with the acquisition described above, the Company entered into a Stock Purchase Agreement with W. A. Butler Company ("Butler") and consummated the transactions contemplated thereby. Pursuant to the Stock Purchase Agreement, Butler sold to the Company 2,000 membership shares of VetMall, which shares constituted 20% of the issued and outstanding membership shares of VetMall, in exchange for the payment of $1,000,000 cash plus the issuance to Butler of 25,000 shares of Company common stock.

         As a result of the acquisition described above, the Company owns through its ownership of Desktop, a 50% indirect interest in VetMall, together with a 20% direct interest in VetMall. Effective March 23, 2000, the Company and Butler each exchanged their membership shares in VetMall for the same proportionate ownership of capital stock issued by VetMall, Inc., a newly-formed Florida corporation. Thereafter, effective March 30, 2000, VetMall was dissolved and its assets were distributed to VetMall, Inc.

         The Company determined the amount of the consideration paid for the acquisitions described above based on its determination of the value of Desktop and VetMall to the Company. The source of funds used by the Company to make the acquisitions described above was cash on hand.

         Desktop is engaged in the business of designing and developing customized Internet solutions. VetMall owns and operates a Business-to-Business and Business-to-Consumer Internet web site for veterinary products.

         Management of the Company determined that it is in the best interest of the Company to consummate this acquisition in order to strengthen the Company's technology infrastructure, enable it to expand into vertical market places and provide additional sources of revenues for the Company.

         The description contained herein of the transactions described above is qualified in its entirety by reference to the Agreement and the Stock Purchase Agreement referred to above, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         Here are the financial statements and pro forma financial information, along with exhibits, to be included on Form 8-K dated April 6, 2000 for the acquisition of Desktop Corporation and VetMall, Inc.

(a) Financial statements of the businesses acquired, prepared pursuant to Rule 3.05 of Regulation S-X.

ITEM                                                                               PAGE
----                                                                               ----

Audited consolidated financial statements of Desktop Corporation and Subsidiary
         (Desktop Ventures, Inc.):

         Report of Brimmer, Burek & Keelan LLP, Independent Auditors                  6

         Consolidated Balance Sheets as of March 31, 2000, 1999 and 1998            7-8

         Consolidated Statements of Operations for the
              Years Ended March 31, 2000, 1999 and 1998                            9-10

         Consolidated Statements of Changes in Stockholders' Equity (Deficit)
              for the Years Ended March 31, 2000, 1999 and 1998                      11

         Consolidated Statements of Cash Flows for the Years Ended
              March 31, 2000, 1999 and 1998                                       12-13

         Notes to Consolidated Financial Statements                               14-24

Audited financial statements of VetMall, Inc.:

         Report of Brimmer, Burek & Keelan LLP, Independent Auditors                 25

         Balance Sheet as of March 31, 2000                                          26

         Statement of Operations for the period from June 28, 1999
             (date of inception) to March 31, 2000                                   27

         Statement of Changes in Stockholders'/Members' Equity for the period
             from June 28, 1999 (date of inception) to March 31, 2000                28

         Statement of Cash Flows for the period from June 28, 1999
             (date of inception) to March 31, 2000                                   29


                                      - 3 -

         Notes to Financial Statements                                            30-35

 (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

ITEM                                                                               PAGE
----                                                                               ----

DrugMax.com, Inc. And Subsidiaries Unaudited Pro Forma Condensed Consolidated
         Financial Statements:

         Unaudited Pro Forma Condensed Consolidated
                  Financial Statements                                               36


         Unaudited Pro Forma Condensed Consolidated Balance
                  Sheet as of December 31, 1999                                   37-38

         Unaudited Pro Forma Condensed Consolidated
                  Statement of Operations for the
                  Nine Months ended December 31, 1999                             39-41

         Unaudited Pro Forma Condensed Consolidated Statement of
                  Operations for the Period from September 8, 1998 (date
                  of inception) through March 31, 1999                            42-43




         The unaudited pro forma data presented in the unaudited pro forma condensed consolidated balance sheets and statements of operations are included in order to illustrate the effect on the Company's financial statements of the transactions described below:

         The unaudited pro forma condensed consolidated financial statement data at March 31, 1999 present adjustments for the acquisitions of Becan Distributors, Inc. and Subsidiary (collectively "Becan") on November
26, 1999 and DeskTop Corporation and Subsidiary (collectively "DeskTop") on March 20, 2000, by DrugMax.

         The adjustments are presented as if DrugMax had acquired Becan and DeskTop, accounted for as purchases, as of September 8, 1998 (date of inception). The pro forma information is based on historical financial statements of DrugMax and Becan and Desktop after giving effect to the transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements.

         The pro forma condensed consolidated financial statements have been prepared by the Company based upon the consolidated financial statements of DrugMax (as filed on DrugMax's Form 10-KSB, for the fiscal year ended March 31, 1999) and based upon the consolidated financial statements of Becan (as filed on DrugMax's Registration Statement on Form SB-2, Amendment No. 4, filed November 19, 1999, Registration Statement No. 333-81835) and based upon the consolidated financial statements of Desktop (filed with this report under Item 7 (a)) which have been provided by Desktop.

         The pro forma condensed consolidated financial statements for December 31, 1999 have been prepared based upon the acquisitions of DeskTop and VetMall, Inc. ("VetMall") and include the activity of VetMall from June 28, 1999 (date of inception) through December 31, 1999. These pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the consolidations had been in effect on the dates indicated or which may be obtained in the future. The financial statements of VetMall, Inc. are included under Item 7(a) filed with this report.

         In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

(c)  Exhibits in accordance with the provisions of Item 601 of Regulation S-K:

EXHIBITS

2.1      Agreement and Plan of Reorganization between DrugMax.com, Inc., Jimmy
         L. Fagala, K. Sterling Miller, and HCT Capital Corp. dated as of March 20, 2000 (without schedules or exhibits.) (1)(2)

2.2 Stock Purchase Agreement between DrugMax.com, Inc. and W. A. Butler Company dated as of March 20, 2000 (without schedules or exhibits.)
         (1)(2)

99.1 Audited Financial Statements of DrugMax.com, Inc., formerly Nutriceuticals.com Corporation as of March 31, 1999. (3)

99.2 Audited Financial Statements of Becan Distributors, Inc. as of March 31, 1999. (4)

99.3 Unaudited Financial Statements of DrugMax.com, Inc. and Subsidiaries as of December 31, 1999. (5)

---------
(1) The Company agrees to supplementally furnish to the Securities and Exchange Commission upon request a copy of any omitted schedule or exhibit.

(2) Incorporated by reference to the Company's Current Report on Form 8-K, dated March 23, 2000, file number 0-24362, filed in Washington, D.C.

(3) Incorporated by reference to the Company's Annual Report on Form 10-KSB, filed July 14, 1999, file number 0-24362, filed in Washington, D.C.

(4) Incorporated by reference to the Company's Registration Statement on Form SB-2, Amendment No. 4, filed November 19, 1999, Registration Statement No. 333-81835.

(5) Incorporated by reference to the Company's Quarterly Report on Form 10-QSB/A filed June 20, 2000, file number 0-24362, filed in Washington, D.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DRUGMAX.COM, INC.


                                   /s/ WILLIAM L. LAGAMBA
                                   ----------------------
                                   William L. LaGamba, Chief Executive Officer

Dated:  June 29, 2000

                          Independent Auditors' Report

To the Board of Directors
Desktop Corporation and Subsidiary
Dallas, Texas

We have audited the accompanying consolidated balance sheets of DeskTop Corporation and Subsidiary as of March 31, 2000, 1999 and 1998, and the related consolidated statements of operations, shareholders' equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of DeskTop Corporation and Subsidiary as of March 31, 2000, 1999 and 1998, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                         BRIMMER, BUREK & KEELAN LLP

                                         /s/ BRIMMER, BUREK & KEELAN LLP
                                         -------------------------------

                                         Certified Public Accountants
Tampa, Florida
June 1, 2000

                       DESKTOP CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                           MARCH 31, 2000, 1999, 1998

                                     ASSETS

                                        2000            1999            1998
                                    -----------     -----------     -----------

Current assets
  Cash                              $     6,578     $     9,658     $   130,576
  Accounts receivable - 99% of the
      balance at March 31, 2000 is
      due from related parties          872,368         705,400         460,272
                                    -----------     -----------     -----------

      Total current assets              878,946         715,058         590,848
                                    -----------     -----------     -----------
Property and equipment
  Software development costs               --           985,748            --
  Furniture & fixtures                   36,257          30,710          25,670
  Computer equipment                    125,869         107,678          99,010
                                    -----------     -----------     -----------
                                        162,126       1,124,136         124,680
  Less: accumulated depreciation        (83,363)        (62,639)        (29,339)
                                    -----------     -----------     -----------
      Total property and equipment       78,763       1,061,497          95,341

Other assets
  Organizational costs, net                 572           2,862           5,152
                                    -----------     -----------     -----------

      Total assets                  $   958,281     $ 1,779,417     $   691,341
                                    ===========     ===========     ===========

Please read accompanying notes.

                       DESKTOP CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                           MARCH 31, 2000, 1999, 1998

                 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

                                                   2000            1999           1998
                                               -----------     -----------    -----------
Current liabilities
  Accounts payable                             $   216,024     $    71,257    $     6,982
  Accrued liabilities                              140,122          33,492         52,707
  Related party obligations                      1,367,074         270,000         75,000
  Deferred tax                                     254,879         204,218        137,826
                                               -----------     -----------    -----------

    Total current liabilities                    1,978,099         578,967        272,515
                                               -----------     -----------    -----------

Long-term liabilities
  Deferred tax                                       3,626         334,326           --
                                               -----------     -----------    -----------

      Total liabilities                          1,981,725         913,293        272 515
                                               -----------     -----------    -----------

Commitments and contingencies

  SHAREHOLDERS' EQUITY (DEFICIT)

Shareholders' equity (deficit)
  Preferred stock, Series A, $10 par value;
    30,000 shares authorized, 15,000
    shares issued and outstanding                  150,000         150,000        150,000
  Common stock, no par;
    100,000 shares authorized,
    10,000 shares issued and outstanding            10,000          10,000         10,000
  Retained earnings (deficit)                   (1,183,444)        706,124        258,826
                                               -----------     -----------    -----------

      Total shareholders' equity (deficit)      (1,023,444)        866,124        418,826
                                               -----------     -----------    -----------
  Total liabilities and shareholders'
    equity (deficit)                           $   958,281     $ 1,779,417    $   691,341
                                               ===========     ===========    ===========

Please read accompanying notes.

                       DESKTOP CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED MARCH 31, 2000, 1999, 1998

                                               2000            1999            1998
                                            -----------     -----------     -----------

Revenue - related party - 93% in
  2000, 0% in 1999 and 1998                 $ 2,376,906     $ 1,881,832     $ 1,542,095
Cost of sales                                    18,815            --              --
                                            -----------     -----------     -----------
    Gross profit                              2,358,091       1,881,832       1,542,095

Operating expenses
  Depreciation and amortization                  31,228          35,589          22,464
  Bad debt expense                               80,000            --              --
  Equipment rent                                 80,002          34,929           5,863
  Facility rent                                 121,036          61,479          53,672
  Insurance                                      10,905          37,614          31,161
  Management fees (nonrecurring)                136,256            --              --
  Payroll and related expenses                1,492,037         601,227         988,053
  Telephone                                      54,386          25,661          16,130
  Travel                                         30,980          41,490          18,932
  General & administrative expenses             237,559          98,092          77,707
  Research & development                      1,803,633          93,602         210,940
                                            -----------     -----------     -----------
    Total operating expenses                  4,078,022       1,029,683       1,424,922
                                            -----------     -----------     -----------

Income (loss) from operations                (1,719,931)        852,149         117,173
                                            -----------     -----------     -----------
Other income (expenses)
  Miscellaneous income - related party -
    74% in 2000, 10% in 1999 and 1998           328,982          16,037           2,403
  Interest income                                    54           2,455            --
  Interest expense                              (50,996)         (7,587)         (6,180)
  Gain on sale of investment
    to related party                            470,000            --              --
  Equity in loss of VetMall                  (1,182,969)           --              --
                                            -----------     -----------     -----------

    Total other income (expenses)              (434,929)         10,905          (3,777)
                                            -----------     -----------     -----------
Net income (loss) before income
    tax provision (benefit)                  (2,154,860)        863,054         113,396
  Income tax provision (benefit)               (280,042)        400,731          31,760
                                            -----------     -----------     -----------

Net income (loss)                           $(1,874,818)    $   462,323     $    81,636
                                            ===========     ===========     ===========

Please read accompanying notes.

                       DESKTOP CORPORATION AND SUBSIDIARY
                CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
                 FOR THE YEARS ENDED MARCH 31, 2000, 1999, 1998

                                         2000        1999         1998
                                      ---------   ---------    ---------
Net income (loss) per share of
  common stock                        $ (187.48)  $    46.23   $    8.16
                                      =========   ==========   =========
Weighted average shares of
  common stock outstanding               10,000       10,000      10,000
                                      =========   ==========   =========

Fully diluted earnings per share      $ (187.48)  $    36.99   $    6.53
                                      =========   ==========   =========
Weighted average shares of common
  stock outstanding assuming
  conversion of preferred shares         10,000       12,499      12,499
                                      =========   ==========   =========

Please read accompanying notes.

                       DESKTOP CORPORATION AND SUBSIDIARY
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
               FOR THE YEARS ENDED MARCH 31, 2000, 1999 AND 1998

                                                                                                                        TOTAL
                                 PREFERRED STOCK             COMMON STOCK                                           SHAREHOLDERS'
                           -------------------------  ------------------------- ADDITIONAL PAID      RETAINED          EQUITY
                              SHARES       AMOUNT        SHARES        AMOUNT      IN CAPITAL    EARNINGS (DEFICIT)   (DEFICIT)
                           -----------   -----------  -----------   ----------- ---------------  -----------------   -----------
Balance April 1, 1997          150,000   $   150,000       10,000   $    10,000   $   --           $   189,440       $   349,440
Preferred stock dividends         --            --           --            --         --               (12,250)          (12,250)
Net income                        --            --           --            --         --                81,636            81,636
                           -----------   -----------  -----------   -----------   ----------       -----------       -----------

Balance March 31, 1998         150,000       150,000       10,000        10,000       --               258,826           418,826
Preferred stock dividends         --            --           --            --         --               (15,025)          (15,025)
Net income                        --            --           --            --         --               462,323           462,323
                           -----------   -----------  -----------   -----------   ----------       -----------       -----------

Balance March 31, 1999         150,000       150,000       10,000        10,000       --               706,124           866,124
Preferred stock dividends         --            --           --            --                          (14,750)          (14,750)
Net loss                          --            --           --            --         --            (1,874,818)       (1,874,818)
                           -----------   -----------  -----------   -----------   ----------       -----------       -----------

Balance March 31, 2000         150,000   $   150,000       10,000   $    10,000   $   --           $(1,183,444)      $(1,023,444)
                           ===========   ===========  ===========   ===========   ==========       ===========       ===========

Please read accompanying notes.

                       DESKTOP CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE YEARS ENDED MARCH 31, 2000, 1999, AND 1998

                                                            2000           1999           1998
                                                        -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                     $(1,874,818)   $   462,323    $    81,636

  Adjustments to reconcile net income (loss)
    to net cash provided by (used in)
    operating activities:
    Depreciation and amortization expense                    31,228         35,589         22,464
    Equity in loss of VetMall                             1,182,969           --             --
    Capitalized software costs written off -
      net of accumulated amortization                       977,534           --             --
    Gain on sale of investment to related party            (470,000)
    Changes in operating assets and liabilities:
      (Increase) decrease:
        Accounts receivable                              (1,349,937)      (245,128)      (137,752)
      Increase (decrease):
        Accounts payable                                    144,768         64,274          3,584
        Accrued liabilities                                 106,632        (19,226)        52,154
        Deferred tax liabilities                           (280,042)       400,731         30,327
                                                        -----------    -----------    -----------
  Net cash provided by (used in)
    operating activities                                 (1,531,666)       698,563         52,413
                                                        -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                        (23,738)       (13,708)       (43,481)
  Capitalization of software development costs                 --         (985,748)          --
  Investment in VetMall                                     (10,000)          --             --
  Proceeds from sale of investment to related party         480,000           --             --
                                                        -----------    -----------    -----------
  Net cash provided by (used in) investing activities       446,262       (999,456)       (43,481)
                                                        -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from related party obligations, net            1,097,074        195,000           --
  Proceeds from capital stock issued                           --             --           10,000
  Preferred stock dividends paid                            (14,750)       (15,025)       (12,250)
                                                        -----------    -----------    -----------
  Net cash provided by (used in) financing activities     1,082,324        179,975         (2,250)
                                                        -----------    -----------    -----------

Net increase (decrease) in cash                              (3,080)      (120,918)         6,682
Cash at beginning of year                                     9,658        130,576        123,894
                                                        -----------    -----------    -----------
Cash at end of year                                     $     6,578    $     9,658    $   130,576
                                                        ===========    ===========    ===========

Please read accompanying notes.

                       DESKTOP CORPORATION AND SUBSIDIARY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                FOR THE YEARS ENDED MARCH 31, 2000, 1999 AND 1998

                                                  2000        1999       1998
                                                 -------   ---------   --------
Supplemental Disclosures:

  Operating activities reflect the following:
     Cash paid for interest                      $53,496   $   7,587   $  6,180
                                                 =======   =========   ========
     Income taxes                                $   -0-   $   1,433   $    -0-
                                                 =======   =========   ========

Please read accompanying notes.

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

DeskTop Corporation (the "Company") was founded in June 1995, as a Texas Corporation. It is an Internet e-commerce solutions provider specializing in the design, development and delivery of technology solutions by providing custom programming services and web hosting services. DeskTop Ventures, Inc. was formed in June 1999, as a Texas corporation and as a wholly-owned subsidiary of the Company.

PRINCIPALS OF CONSOLIDATION

The consolidated financial statements include the accounts of DeskTop Corporation and its wholly-owned subsidiary DeskTop Ventures, Inc. Significant intercompany balances and transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE

Management assesses accounts receivable, at least annually, to determine whether an allowance for credit loss is warranted. At March 31, 2000, 1999 and 1998, no allowance was considered necessary. At March 31, 2000, 99% of the balance of accounts receivable was due from VetMall, Inc., a related company (see Note 3.)

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

The Company owns 50% of the common stock of VetMall, Inc. ("VetMall"), a Florida corporation, formed on March 7, 2000, and accounts for its investment using the equity method. Under the equity method, the Company recognizes its share in the net earnings or losses of VetMall as they occur rather than as distributions are received. Distributions received are accounted for as a reduction of the investment rather than as income. Losses from this investment have been offset against the VetMall receivable. VetMall hosts an e-commerce web site which provides a link between the consumer, the veterinarian and the distributor that facilitates the sale of pet products.

REVENUE RECOGNITION

Revenue from consulting services is recognized when the services are performed. Service revenues, primarily related to web hosting services, are recognized on a straight-line basis over the contract period. Product revenue from software sold, leased, or otherwise marketed is recognized when the product is delivered and/or installed on the customer's equipment.

SOFTWARE DEVELOPED TO BE SOLD, LEASED, OR OTHERWISE MARKETED

Costs incurred in connection with development of software to be sold, leased, or otherwise marketed are capitalized once the technological feasibility of significant features of the system has been established. Likewise, betterments or improvements that significantly improve the marketability or extend the estimated useful life of the system are capitalized. Other normal maintenance and support costs are expensed as incurred.

Amortization of capitalized software development costs is recorded at the greater of the amount computed by the straight-line method over the estimated useful life of the software or the amount computed by using the ratio that current gross revenues bear to the sum of estimated future gross revenues and current gross revenues. As indicated in Note 2, it is reasonably possible that estimates of anticipated future gross revenues, the remaining estimated economic life of the product, or both could be revised significantly as additional information becomes available from operations. As a result, the carrying amounts of the capitalized software costs could be reduced materially.

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

COMPREHENSIVE INCOME

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), establishes standards for reporting comprehensive income which is defined as the change in equity of an enterprise except those resulting from stockholder transactions. All components of comprehensive income are required to be reported in the income statement. The Company adopted this Standard effective April 1, 1998. During fiscal 2000, 1999 and 1998, the Company did not engage in any transactions required to be reported under this Standard.

EARNINGS (LOSS) PER COMMON SHARE

Earnings (loss) per share are computed using the basic and diluted calculations on the face of the statement of operations. Basic earning (loss) per share are calculated by dividing net income (loss) available to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of shares of common stock outstanding for the period, adjusted for the dilutive effect of common stock equivalents, using the treasury stock method.

ADVERTISING

The Company charges advertising costs to expense as incurred. The amount of advertising expense for the fiscal years ended March 31, 2000, 1999 and 1998 was approximately $690, $1,700 and $14,900, respectively.

PROPERTY AND EQUIPMENT

Property and equipment consists of furniture, fixtures and computer equipment and are stated at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets, ranging from five to seven years.

Expenditures for maintenance, repairs and minor replacements are charged to operations as incurred. Expenditures for major replacements and betterments are capitalized and depreciated over the extended useful lives of the assets. The cost and accumulated depreciation of assets retired or sold are eliminated from the related asset accounts at the time of retirement or sale, and the resulting gain or loss is recorded.

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPAIRMENT OF ASSETS

In accordance with the provisions of Statement of Financial Accounting Standards No. 121, "Accounting For The Impairment Of Long-Lived Assets And For Long-Lived Assets To Be Disposed Of" (SFAS 121), the Company's policy is to evaluate whether there has been a permanent impairment in the value of long-lived assets, certain identifiable intangibles and goodwill when certain events have taken place that indicate that the remaining unamortized balance may not be recoverable. When factors indicate that the intangible assets should be evaluated for possible impairment, the Company uses an estimate of related undiscounted cash flows. Factors considered in the valuation include current operating results, trends and anticipated undiscounted future cash flows. During the year ended March 31, 2000 the Company determined software development costs would not be recovered (see Note 2). There were no impairment losses recorded for the fiscal years ended March 31, 1999 or 1998.

RESEARCH AND DEVELOPMENT COSTS

Research and development costs are expensed as incurred.

INCOME TAXES

The Company utilizes the guidance provided by Statement of Financial Accounting Standards No. 109, "Accounting For Income Taxes" (SFAS 109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities.

CONCENTRATION OF CREDIT RISK

Due to the nature of the Company's business, a majority of sales are attributable to one or two significant customers. The Company derived approximately 90% of its revenues for the fiscal year ended March 31, 2000 from VetMall. For the fiscal year ended March 31, 1999, 85% of the Company's revenues were attributable to two significant customers. For the fiscal year ended March 31, 1998, two significant customers provided 77% of the Company's revenues. Due to these concentrations, the loss of one customer could significantly affect the Company's income and profits. The Company is employing additional efforts since the purchase of the Company by DrugMax.com, Inc.

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATION OF CREDIT RISK (CONTINUED)

("DrugMax") (see Note 5) to increase its customer base, thereby minimizing the impact of these concentrations.

NOTE 2 - SOFTWARE DEVELOPMENT COSTS

Software development costs consist entirely of costs associated with the Company's e-commerce vertical market solution. During the fiscal years ended March 31, 2000 and 1999 the Company developed software to work in a specific industry, but anticipated using core applications with modifications to service various other industries. In March 1999, the Company entered into a license agreement with a large distributor of veterinary products to utilize certain parts of the product for field processing of product orders.

Through the fiscal year ended March 31, 2000, the Company had incurred approximately $1,289,200 in costs, net of prior amortization, related to the development of software for distribution of veterinary products by utilizing the Internet. Management has concluded that the useful life of this software, called the VetMall Project, is not ascertainable and the Company does not expect to realize significant future revenue from this software. Therefore, as of March 31, 2000, previously capitalized costs were written off and amounts incurred during the fiscal year were expensed as research and development costs. Any future revenue derived from this software will be recognized as income in the period earned.

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 3 - RELATED PARTY TRANSACTIONS

Related party obligations as of March 31, 2000, 1999 and 1998 consist of the following:

                                                        2000         1999         1998
                                                    ----------   ----------   ----------
11% note payable dated February 28, 1997
  payable on demand, but if no demand
  on March 30, 1998.                                $     --     $     --     $   75,000

10% note payable dated September 30, 1998
  payable on demand, but if no demand
  on March 30, 1999.                                      --         70,000         --

10% note payable dated February 12, 1999
  payable on demand, but if no demand
  on June 1, 1999.                                        --        130,000         --

11% note payable dated March 24, 1999
  payable on demand, but if no demand
  on May 3, 1999.                                         --         70,000         --

6% note payable dated February 22, 2000
  through April 1, 2000.  Thereafter on demand
  at 18% per annum.                                    294,030         --           --

Due to DrugMax.com, Inc. relating to purchase
  of companies (see Note 5), non-interest bearing.   1,073,044         --           --
                                                    ----------   ----------   ----------

                                                    $1,367,074   $  270,000   $   75,000
                                                    ==========   ==========   ==========

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 3 - RELATED PARTY TRANSACTIONS (CONTINUED)

The Company was acquired on March 20, 2000 by DrugMax (see Note 5) in a stock for stock exchange. As part of the transaction, DrugMax agreed to pay certain indebtedness of the Company at the date of acquisition. The payment was partially in cash and partially in stock of DrugMax. In addition, DrugMax provided cash advances of approximately $235,000. As a result, the Company became indebted to DrugMax in the amount of approximately $1,367,100 as of March 31, 2000. A portion of this obligation was in the form of a note in the principal amount of $294,030, bearing interest at 6.0% per annum through April 1, 2000, and 18.0% per annum thereafter. The note is payable on demand. The balance of the Company's obligation to DrugMax is non-interest bearing.

The Company has licensed certain software (referred to as The VetMall System) for $200,000, to its 50% owned investment, VetMall, which enables the VetMall web site to operate. In June 1999, Butler paid $405,000 to acquire the remaining 50% of VetMall. As a result, the Company recognized a capital gain of $400,000. As part of the VetMall Master Agreement, Butler was required to make a $200,000 capital contribution to VetMall. In addition, if software development costs exceed $400,000, Butler agreed to assume 50% of the next $400,000 in excess costs. The agreement was substantially changed upon the acquisition by DrugMax and future activity with Butler is projected by management to be minimal. In spite of VetMall's losses, the Company received a $75,000 distribution, which resulted in a $70,000 capital gain.

In connection with its acquisition of DeskTop, DrugMax purchased 200 shares (20%) of VetMall, Inc. from Butler.

At March 31, 2000 the Company was owed approximately $2,000,000 by VetMall, Inc. for services provided by the Company to VetMall. The receivable from VetMall has been reduced by the Company's share of VetMall losses. The balance is guaranteed by the selling shareholders as part of the acquisition (see Note 5).

     Accounts receivable trade            $    20,554
     Accounts receivable VetMall            2,034,783
                                          -----------
       Subtotal                             2,055,337
     50% interest in VetMall               (1,182,969)
                                          -----------
     Net receivable                       $   872,368
                                          ===========

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 4 - INCOME TAX

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of income tax expense (benefit), deferred tax assets and liabilities net of valuation reserves are as follows:

                                                        MARCH 31,
                                           -----------------------------------
                                              2000         1999         1998
                                           ---------    ---------    ---------
Current provision                          $    --      $    --      $   1,433
Deferred tax expense (benefit)              (280,042)     400,731       30,327
                                           ---------    ---------    ---------
Total income tax expense (benefit)         $(280,042)   $ 400,731    $  31,760
                                           =========    =========    =========

The deferred tax liability is comprised
 of the following:
                                                        MARCH 31,
                                           -----------------------------------
                                             2000         1999         1998
                                           ---------    ---------    ---------
Deferred tax liability

  Depreciation                             $  (3,626)   $  (1,964)   $     505
  Software development costs                    --       (332,362)        --
  Use of cash basis method of accounting
    for income tax purposes                 (254,879)    (204,218)    (138,331)
                                           ---------    ---------    ---------
  Gross deferred tax liability              (258,505)    (538,544)    (137,826)
                                           ---------    ---------    ---------

Deferred tax liability                     $(258,505)   $(538,544)   $(137,826)
                                           =========    =========    =========

Due to the Company's acquisition by DrugMax (see Note 5), the Company's ability to utilize the net operating loss ("NOL") carryforward will be significantly reduced pursuant to Internal Revenue Code Section 382. If not fully utilized, the NOL will expire March 31, 2019.

The major cause of differences between the aggregate provision for income taxes and that computed by applying the statutory rate to pretax accounting income is due to certain expenses that are not deductible for federal income tax.

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 5 - ACQUISITION OF COMPANY BY DRUGMAX

On March 20, 2000, the Company was acquired by DrugMax in exchange for 50,000 shares of DrugMax restricted common stock. In addition, DrugMax agreed to loan approximately $419,000 to the Company to be used together with additional stock of DrugMax to satisfy the Company's line of credit and obligations to related parties totaling approximately $1,000,000. On the same date, DrugMax acquired 40 shares in VetMall from a third party, representing 20% of the outstanding stock of VetMall, for $1,000,000 and 25,000 shares of DrugMax restricted common stock. The Agreement And Plan Of Reorganization (the "Agreement") provides for an adjustment to the acquisition price based upon the change in liabilities from December 31, 1999 to March 20, 2000.

The Agreement also provides for additional compensation to be paid to the original shareholders of the Company, if VetMall or substantially all of VetMall's assets are subsequently sold or if VetMall completes an initial public offering. The maximum amount of additional compensation, which is based on sale proceeds, cannot exceed $4,800,000.

NOTE 6 - 401K PROFIT SHARING PLAN

The Company has a 401K Qualified Profit Sharing Plan covering all full-time employees over 21 years of age with at least one year of service. The plan provides for employee contributions through salary reductions and discretionary matching contributions by the Company. The Company made contributions for the years ended March 31, 2000, 1999 and 1998 in the amounts of $31,979, $18,600 and $19,758, respectively.

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 7- GOING CONCERN

The Company's financial statements have been prepared in conformity with principles of accounting applicable to a going concern. These principles contemplate the realization of assets and liquidation of liabilities in the normal course of business. As reflected in the accompanying consolidated financial statements, the Company incurred a net loss of $1,874,818 during the fiscal year ended March 31, 2000. In addition, the Company's current liabilities exceed its current assets by $1,099,153. The ability of the Company to continue as a going concern is dependent on increasing sales and obtaining additional capital and financing. DrugMax has committed to provide current operating funds while the Company expands its business operations and until additional outside financing is obtained.

The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 8 - SERIES A PREFERRED STOCK

The Company has authorized 30,000 shares of its $10 par value Series A Preferred Stock and as of March 31, 2000 has 15,000 shares issued and outstanding. The stock had an initial 8% cumulative dividend that provides for yearly increases up to 10% and is convertible to common stock. Interest on unpaid dividends accrues at the rate of 10% per annum. The initial rate of dividends was $.80 per share and increases by $.05 per share for the fiscal years 1997 through 2001 with a maximum of $1.00 per share.

Upon consolidation, merger or liquidation, the preferred stock is entitled to a preferential payment of $10.00 per share plus all unpaid dividends and accrued interest.

The preferred stock is convertible into common stock based upon the occurrence of certain events. If there is a public offering of the Company's common stock in which proceeds are at least $5,000,000 with a purchase price per share of at least three times the then effective conversion price, the preferred shares are required to be converted. The initial conversion rate is .1666 shares of common stock for each share of preferred stock. The conversion rate increases for certain events and generally is to maintain a conversion into at least 20% of the Company's common stock outstanding.

There is also a voluntary conversion by the holders of the preferred stock, at their discretion, at the conversion rate in effect at the time of their conversion.

                       DESKTOP CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          MARCH 31, 2000, 1999 AND 1998

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Until March 31, 2000, the Company leased office space in Dallas, Texas. The Company has not renewed the lease, and pays $12,000 per month for the office space on a month-to-month basis. The Company also leases various computer equipment with lease terms ranging from three to five years. The monthly equipment rental expense is approximately $9,100.

Future minimum lease payments, by year in aggregate under non-cancelable operating leases consist of the following at March 31, 2000:

             YEAR ENDED MARCH 31,
             --------------------

                     2001              $108,737
                     2002                65,652
                     2003                14,128
                                       --------
                                       $188,517
                                       ========

NOTE 10 - INVESTMENT IN UNCONSOLIDATED AFFILIATE

Investment in net assets of affiliated company accounted for under the equity method, VetMall, amounted to $(1,182,969) at March 31,2000. This deficit was offset against the receivable from VetMall (see Note 3).

The results of operations and financial position of the Company's equity-basis affiliate are summarized below:

                                                     PERIOD FROM JUNE 28, 1999
                                                     (DATE OF INCEPTION) THROUGH
                                                          MARCH 31, 2000
                                                     ---------------------------
             Condensed Income Statement Information:
             Revenue                                        $    577,669
             Gross profit                                   $    118,930
             Net loss                                       $ (2,365,939)

                                                            MARCH 31, 2000
                                                            --------------
             Condensed Balance Sheet Information:
             Current assets                                  $     6,300
             Non-current assets                              $   385,156
             Current liabilities                             $ 2,947,395
             Stockholders' (Deficit)                         $(2,555,939)

NOTE 11 - SUBSEQUENT EVENTS

On April 19, 2000, DeskTop Ventures, Inc. distributed all of its shares of VetMall to the sole shareholder of DeskTop Ventures, Inc., the Company. Immediately subsequent to that distribution, the Company distributed all of its shares of VetMall to the sole shareholder of the Company, DrugMax, resulting in DrugMax then owning 70% of VetMall.

                          Independent Auditor's Report

To the Board of Directors
VetMall, Inc.
Dallas, Texas

We have audited the accompanying balance sheet of VetMall, Inc. as of March 31, 2000 and the related statement of operations, shareholders' equity, and cash flows for the period from June 28, 1999 (date of inception) through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VetMall, Inc. as of March 31, 2000 and the results of its operations and its cash flows for the period from June 28, 1999 (date of inception) through March 31, 2000 in conformity with generally accepted accounting principles.

                                         BRIMMER, BUREK & KEELAN LLP

                                         /s/ BRIMMER, BUREK & KEELAN LLP
                                         -------------------------------
                                         Certified Public Accountants
Tampa, Florida
June 1, 2000

                                  VETMALL INC.
                                  BALANCE SHEET
                                 MARCH 31, 2000

                                     ASSETS

Current assets
  Cash                                                              $     5,082
  Accounts receivable                                                     1,218
                                                                    -----------

    Total current assets                                                  6,300
                                                                    -----------
Property and equipment
  Computer software                                                     434,592
  Computer equipment                                                      1,434
                                                                    -----------
                                                                        436,026

  Accumulated depreciation                                              (50,870)
                                                                    -----------
    Property and equipment, net - 78% acquired from
       related party                                                    385,156
                                                                    -----------

      Total assets                                                  $   391,456
                                                                    ===========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
  Accounts payable - $2,059,356 due to related party                $ 2,947,395
                                                                    -----------

    Total current liabilities                                         2,947,395
                                                                    -----------

      Total liabilities                                               2,947,395
                                                                    -----------
Commitments and contingencies

      SHAREHOLDERS' DEFICIT

Common stock, $0.001 par value;
  100,000 shares authorized,
  200 shares issued and outstanding                                        --
Additional paid-in capital                                              210,000
Accumulated deficit                                                  (2,765,939)
                                                                    -----------

    Total shareholders' deficit                                      (2,555,939)
                                                                    -----------

      Total liabilities and shareholders' deficit                   $   391,456
                                                                    ===========
Please read accompanying notes.

                                  VETMALL INC.
                             STATEMENT OF OPERATIONS
  FOR THE PERIOD FROM JUNE 28, 1999 (DATE OF INCEPTION) THROUGH MARCH 31, 2000

Revenue                                                             $   577,669

Cost of sales - 82% to related party                                    458,739
                                                                    -----------

  Gross profit                                                          118,930

Operating expenses

  Depreciation and amortization                                          50,870
  Advertising                                                           195,606
  Consultants - 84% to related party                                  1,605,294
  Data preparation                                                      151,435
  Insurance                                                              23,021
  Legal fees                                                            159,455
  Software license                                                      200,000
  Trade show                                                             30,359
  Travel                                                                 49,088
  General and administrative expenses                                    19,741
                                                                    -----------
    Total operating expenses                                          2,484,869
                                                                    -----------

Net loss                                                            $(2,365,939)
                                                                    ===========

Net loss per share of common stock                                  $(11,829.70)
                                                                    ===========

Weighted-average shares of
 common stock outstanding                                                   200
                                                                    ===========

Please read accompanying notes.

                                  VETMALL INC.
             STATEMENT OF CHANGES IN STOCKHOLDERS'/MEMBERS' EQUITY
  FOR THE PERIOD FROM JUNE 28, 1999 (DATE OF INCEPTION) THROUGH MARCH 31, 2000

                            COMMON                                                                  MEMBERS'
                            STOCK                                                                    EQUITY
                        (CORPORATION)                                         ACCUMULATED           (LIMITED         TOTAL
                            NO. OF                    ADDITIONAL PAID-IN        (DEFICIT)           LIABILITY    SHAREHOLDERS'
                            SHARES        AMOUNT     CAPITAL (CORPORATION)    (CORPORATION)          COMPANY)       DEFICIT
                         -----------   -----------   --------------------     -------------       -------------  -------------
Balance June 28, 1999           --     $      --          $      --           $      --           $      --      $      --
Members' contribution           --            --                 --                  --               210,000        210,000
Net loss                        --            --                 --                  --            (2,365,939)    (2,365,939)
Members' distribution           --            --                 --                  --              (400,000)      (400,000)
Common stock issued             --            --                 --                  --                  --             --
  in exchange for
  VetMall, LLC
  membership interest -
  200 shares at $.001
  par value                      200          --              210,000          (2,765,939)          2,555,939           --
                         -----------   -----------        -----------         -----------         -----------    -----------
Balance March 31,
2000                             200   $        --        $   210,000         $(2,765,939)        $      --      $(2,555,939)
                         ===========   ===========        ===========         ===========         ===========    ===========

Please read accompanying notes.

                                  VETMALL INC.
                             STATEMENT OF CASH FLOWS
  FOR THE PERIOD FROM JUNE 28, 1999 (DATE OF INCEPTION) THROUGH MARCH 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(2,365,939)
  Adjustments to reconcile net loss to net cash used in
        operating activities:
    Depreciation and amortization                                        50,870
    (Increase) decrease in:
      Accounts receivable, trade                                         (1,218)
    Increase (decrease) in:
      Accounts payable, trade                                           411,363
                                                                    -----------

  Net cash used in operating activities                              (1,904,924)
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of computer hardware and software - 78%
     related party                                                     (436,025)
                                                                    -----------

  Net cash used in investing activities                                (436,025)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Accounts payable, related parties                                   2,536,032
  Capital contribution                                                  210,000
  Members' distribution                                                (400,000)
                                                                    -----------

  Net cash provided by financing activities                           2,346,032
                                                                    -----------
Net increase in cash                                                      5,083
Cash beginning of period                                                   --
                                                                    -----------
Cash end of period                                                 $      5,083
                                                                    ===========

Please read accompanying notes.

                                  VETMALL INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

VetMall, Inc. (the "Company") was founded in June 1999 as a Nevada limited liability corporation known as VetMall, LLC, which merged with VetMall, Inc. on March 20, 2000. The Company is an internet-based consumer pet care product sales distributor. It maintains a web site whereby consumers can order pet care products which are then shipped directly by the manufacturer. The products are primarily supplied by one vendor who is a 30% shareholder in the Company. In addition, the Company derives income from advertisers on its web site and from veterinarians subscribing to listing on its web site.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

ACCOUNTS RECEIVABLE

Management assesses accounts receivable to determine whether an allowance for credit loss is warranted. At March 31, 2000, no allowance was considered necessary.

REVENUE RECOGNITION

Revenue from sales of products is recognized when the product is shipped to the customer. Revenue from advertising is recognized as advertising is posted to the web site. Revenue from veterinarian subscriptions is recognized upon the signing of subscriptions and the receipt of funds.

                                  VETMALL INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

COMPREHENSIVE INCOME

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), establishes standards for reporting comprehensive income which is defined as the change in equity of an enterprise except those resulting from stockholder transactions. All components of comprehensive income are required to be reported in the income statement. The Company adopted this Standard effective at its inception on June 28, 1999. During the period ended March 31, 2000, the Company did not engage in any transactions required to be reported under this Standard.

EARNINGS (LOSS) PER COMMON SHARE

Earnings (loss) per share are computed using the basic and diluted calculations on the face of the statement of operations giving effect to the conversion of the LLC membership interests into equivalent shares of the corporation, retroactive to its inception. Basic earning (loss) per share are calculated by dividing net income (loss) available to common stockholders by the weighted average number of shares of common stock outstanding for the period.

PROPERTY AND EQUIPMENT

Depreciation is provided using the straight-line method, in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives ranging from three to five years.

ADVERTISING

The Company charges advertising costs to expense as incurred. The amount of advertising expense for the period from June 28, 1999 (date of inception) through March 31, 2000 was approximately $195,600.

IMPAIRMENT OF ASSETS

In accordance with the provisions of Statement of Financial Accounting Standards No. 121, "Accounting For The Impairment Of Long-Lived Assets And For Long-Lived Assets To Be Disposed Of" (SFAS 121), the Company's policy is to evaluate whether there has

                                  VETMALL INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPAIRMENT OF ASSETS (CONTINUED)

been a permanent impairment in the value of long-lived assets, certain identifiable intangibles or goodwill when certain events have taken place that indicate that the remaining unamortized balance may not be recoverable. When factors indicate that the intangible assets should be evaluated for possible impairment, the Company uses an estimate of related undiscounted cash flows. Factors considered in the valuation include current operating results, trends and anticipated undiscounted future cash flows. There have been no impairment losses for the period from June 28, 1999 (date of inception) through March 31, 2000.

NOTE 2 - COMPUTER SOFTWARE AND EQUIPMENT

Computer software and equipment were purchased substantially from a related party (see Note 3) and consist of the following:

          Computer software                $ 434,592
          Computer equipment                   1,434
                                           ---------
                                             436,026
          Accumulated depreciation           (50,870)
                                           ---------
          Property and equipment, net      $ 385,156
                                           =========

                                  VETMALL INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 3 - RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS

The Company was formed as a joint venture between W. Butler Company ("Butler") and DeskTop Corporation ("DeskTop") in June 1999 to create a web based e-commerce web site to provide for sales of Butler's pet care products and subscription services to veterinarians. The initial funding of the Company was a cash contribution of $200,000 from Butler. In addition, the Company has an obligation to Butler of approximately $450,000 for Company expenses paid directly by Butler. The other shareholder, DeskTop, contributed cash in the amount of $10,000 and provided consulting services. The Company purchased certain of its web enabling software from DeskTop for approximately $400,000. At March 31, 2000, Butler owned 30% of the Company, DeskTop owned 50% of the Company, DrugMax owned 20% of the Company directly and an additional 50% indirectly, through its ownership of DeskTop.

The Company obtained a license from DeskTop for the use of certain e-commerce software and related code, which enables the operation of its web site. The Company paid DeskTop $200,000 for the license. The license agreement was terminated upon the purchase of DeskTop by DrugMax.

The Company purchases its products from Butler. Total purchases from Butler for the period from June 28, 1999 (date of inception) through March 31, 2000 were approximately $2,900.

At March 31, 2000, the Company owed approximately $2,000,000 to DrugMax for consulting services provided and software purchases.

NOTE 4 - SALE OF COMPANY

On March 20, 2000, DrugMax became an indirect owner of 50% of the Company, through DrugMax's acquisition of all the issued and outstanding stock of Desktop. Simultaneously, DrugMax purchased an additional direct 20% interest in the Company, from Butler. In conjunction with DrugMax's acquisition of ownership in the Company, the Company merged with VetMall, Inc. (a Florida corporation) and distributed 200 shares of VetMall, Inc. common stock to the former holders of membership interests in the limited liability company. Subsequent to March 31, 2000, the portion of stock of VetMall, Inc. that was owned by DeskTop was distributed to DrugMax. As a result of these transactions, DrugMax directly owned 70% of the Company as of April 19, 2000.

                                  VETMALL INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 5 - INCOME TAXES

The Company was originally incorporated as a Nevada limited liability company on June 28, 1999. A limited liability company is taxed as a partnership for Federal Income Tax purposes. The Company merged into a Florida corporation as of March 20, 2000 and the limited liability company terminated. Since the company was not subject to income tax until it became a corporation, no provision for income tax expense and deferred tax liability has been recorded.

NOTE 6 - GOING CONCERN

The Company's financial statements have been prepared in conformity with principles of accounting applicable to a going concern. These principles contemplate the realization of assets and liquidation of liabilities in the normal course of business. As reflected in the accompanying financial statements, the Company incurred a net loss of $2,365,939 during the period from June 28, 1999 (date of inception) through March 31, 2000. In addition, the Company's current liabilities exceed its current assets by $2,941,095. The ability of the Company to continue as a going concern is dependent upon increasing sales and obtaining additional capital and financing. DrugMax has committed to provide current operating funds while the Company expands its business operations.

These financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 7 - CONCENTRATION OF CREDIT RISK

The Company derived all of its advertising revenue from one pet product supplier and has received all of its subscription revenue from approximately 1,800 independent veterinarians. In addition, it purchases its products from Butler (see Note 3.) Due to the concentration of these sources of revenue and supply, the Company may be at risk in the event these sources cease to be customers or to provide products. The Company is working on expanding its business model to include business-to-business web sites and is seeking alternative suppliers to minimize credit risk in the future.

                                  VETMALL INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 8 - SUBSEQUENT EVENTS

In June 2000, the Company developed a new business-to-business web site, which the Company expects will be launched in July 2000, at the Company's web site address, www.vetmarket.com, which will provide for the sale of products from manufacturers to veterinarians.

Subsequent to March 31, 2000, the Company ceased selling web site subscriptions to veterinarians in order to focus its efforts on the development of its new web site.

                                DRUGMAX.COM, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 26, 1999, DrugMax.com, Inc. ("DrugMax") acquired all the issued and outstanding shares of Becan Distributors, Inc. and its subsidiary, Discount Rx, Inc. (collectively "Becan") for $2,000,000 in cash and 2,000,000 shares of DrugMax common stock. The acquisition is accounted for as a purchase.

On March 20, 2000, DrugMax acquired all the issued and outstanding shares of DeskTop Corporation and its subsidiary, DeskTop Ventures, Inc. (collectively "DeskTop") for stock and payment of certain DeskTop liabilities. DeskTop provides consulting and software development services.

Simultaneous with the DeskTop acquisition, DrugMax acquired a 20% interest in VetMall, Inc. ("VetMall") a website management company. Since DeskTop already owned a 50% interest in VetMall, the acquisition of the additional 20% interest gave DrugMax a controlling interest in VetMall.

The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the combined results of operations that actually would have occurred if the transactions had been effected at the dates indicated or to project future results of operations for any period. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial statements and related notes of the respective companies.

                                DRUGMAX.COM, INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET(1)
                               DECEMBER 31, 1999


                                                                     DESKTOP                                             PRO FORMA
                                                   DRUGMAX         CORPORATION        VETMALL                          CONSOLIDATED
                                                 DECEMBER 31,      DECEMBER 31,     DECEMBER 31,                        DECEMBER 31,
                                                     1999              1999             1999         ADJUSTMENTS           1999
                                               ----------------    ------------     ------------     ------------      ------------
ASSETS

Cash                                             $  8,200,631      $     17,424     $     43,972     $   (302,050) (b) $  6,959,977
                                                                                                       (1,000,000) (c)
Accounts receivable, net                            5,353,906            21,533            1,418               --         5,376,857
Due from affiliates                                    36,487         1,251,512               --       (1,251,512) (a)       36,487
Other receivables                                      57,652                --               --               --            57,652
Inventory, net                                      1,291,968                --               --               --         1,291,968
Other current assets                                  168,321                --               --               --           168,321
                                                 ------------      ------------     ------------     ------------      ------------
  Total current assets                             15,108,965         1,290,469           45,390       (2,553,562)       13,891,262


Property and equipment, net                            90,138            57,205          406,958               --           554,301


Software development costs, net                            --         1,476,998               --       (1,476,998)               --
Investment in consolidated companies                                   (635,892)                          635,892  (a)           --
Deposits                                               13,963                --               --               --            13,963
Intangible assets, net                             21,709,690                --          181,206               --        21,890,896
Goodwill, DeskTop                                          --                --               --        2,844,626  (b)    2,844,626
Goodwill, VetMall                                          --                --               --        1,922,727  (c)    1,922,727
                                                 ------------      ------------     ------------     ------------      ------------
  Total assets                                   $ 36,922,756      $  2,188,780     $    633,554     $  1,372,685      $ 41,117,775
                                                 ============      ============     ============     ============      ============

                                DRUGMAX.COM, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1999

                                                                     DESKTOP                                             PRO FORMA
                                                   DRUGMAX         CORPORATION        VETMALL                          CONSOLIDATED
                                                 DECEMBER 31,      DECEMBER 31,     DECEMBER 31,                        DECEMBER 31,
                                                     1999              1999             1999         ADJUSTMENTS           1999
                                               ----------------    ------------     ------------     ------------      ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses            $  3,918,827      $    332,220     $    344,128     $         --      $  4,595,175
Line of credit                                      1,752,785                --               --               --         1,752,785
Note payable                                           14,386                --               --               --            14,386
Loans and notes payable to related parties             31,330           859,683        1,751,209       (1,251,512) (a)      531,027
                                                           --                --               --         (859,683) (b)
                                                 ------------      ------------     ------------     ------------      ------------
  Total current liabilities                         5,717,328         1,191,903        2,095,337       (2,111,195)        6,893,373


Noncurrent deferred income tax liability                   --           315,542               --               --           315,542
                                                 ------------      ------------     ------------     ------------      ------------
  Total liabilities                                 5,717,328         1,507,445        2,095,337       (2,111,195)        7,208,915

Stockholders' equity                               31,205,428           681,335       (1,461,783)         635,892  (a)   33,908,860
                                                                                                        1,925,261  (b)
                                                                                                          922,727  (c)
                                                 ------------      ------------     ------------     ------------      ------------
  Total liabilities and stockholders' equity     $ 36,922,756      $  2,188,780     $    633,554     $  1,372,685      $ 41,117,775
                                                 ============      ============     ============     ============      ============

(1) The pro forma consolidated balance sheet gives effect to the DeskTop and VetMall acquisitions as if they had occurred on December 31, 1999. DrugMax's balance sheet at December 31, 1999 includes the effects of the Becan acquisition since it occurred on November 26, 1999.

     Adjustments reflect the following:

     (a) Elimination of intercompany receivables and payables to reflect the consolidation of DeskTop and VetMall due to the common ownership created by the acquisition.

     (b) Adjust the historical financial statements for DrugMax's acquisition of DeskTop Corporation by reflecting the purchase transaction.

     (c) Adjust the historical financial statements for DrugMax's acquisition of the additional 20% interest in VetMall by reflecting the purchase transaction.

                               DRUGMAX.COM, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS(1)
                  FOR THE NINE MONTHS ENDED DECEMBER 31, 1999

                                                    DRUGMAX                   BECAN                    DESKTOP
                                                 APRIL 1, 1999            APRIL 1, 1999             APRIL 1, 1999
                                              DECEMBER 31, 1999 (1)      NOVEMBER 26, 1999        DECEMBER 31, 1999
                                              ---------------------     ------------------      -------------------
Net revenues                                     $  7,221,279             $ 33,721,393             $  1,978,636

Cost of sales                                       7,139,562               32,965,395                  287,758
                                                 ------------             ------------             ------------

Gross profit                                           81,717                  755,988                1,690,878

Operating expenses:

  Selling, general and administrative expense         784,474                  421,994                1,620,034

  Goodwill amortization                                 --                        --                       --

                                                        --                        --                       --

                                                        --                        --                       --
                                                 ------------             ------------             ------------
Total operating expenses                              784,474                  421,994                1,620,034
                                                 ------------             ------------             ------------

Income (loss) from continuing operations             (702,757)                 334,004                   70,844

Interest income                                        39,539                    5,455                       47

Interest expense                                      (36,575)                 (99,090)                 (40,204)

Other income and expenses, net                        (31,307)                  (8,377)                 226,639

Equity in loss of affiliate                              --                       --                   (635,892)
                                                 ------------             ------------             ------------
Net income (loss) before income tax                  (731,100)                 231,992                 (378,566)

Income tax provision                                     --                       --                    128,712
                                                 ------------             ------------             ------------
Net income (loss)                                $   (731,100)            $    231,992             $   (249,854)
                                                 ============             ============             ============
Basic and diluted net income (loss)
  per share                                      $      (0.23)
                                                 ============

Weighted average common shares                      3,151,616
                                                 ============


                                  (CONTINUED)

                               DRUGMAX.COM, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS(1)
                  FOR THE NINE MONTHS ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                    VETMALL
                                                 JUNE 28, 1999                           PROFORMA
                                                DECEMBER 31, 1999                       CONDOLIDATED
                                                      (2)            ADJUSTMENTS      DECEMBER 31, 1999
                                                -----------------    ------------     -----------------

Net revenues                                     $    501,854        $ (1,616,824) (a)   $ 41,806,338

Cost of sales                                         419,246                --            40,811,961
                                                 ------------        ------------        ------------

Gross profit                                           82,608          (1,616,824)            994,377

Operating expenses:

  Selling, general and administrative expense       1,354,391          (1,712,324) (a)      2,468,569

  Goodwill amortization                                  --             1,091,232  (b)      1,710,199

                                                                          426,694  (c)

                                                                          192,273  (d)
                                                 ------------        ------------        ------------
Total operating expenses                            1,354,391              (2,125)          4,178,768
                                                 ------------        ------------        ------------

Income (loss) from continuing operations           (1,271,783)         (1,614,699)         (3,184,391)

Interest income                                          --                  --                45,041

Interest expense                                         --                  --              (175,869)

Other income and expenses, net                           --               (95,500) (a)         91,455

Equity in loss of affiliate                              --               635,892  (a)           --
                                                 ------------        ------------        ------------
Net income (loss) before income tax                (1,271,783)         (1,074,307)         (3,223,764)

Income tax provision                                     --              (128,712)  (e)          --
                                                 ------------        ------------        ------------
Net income (loss)                                $ (1,271,783)       $ (1,203,019)       $ (3,223,764)
                                                 ============        ============        ============
Basic and diluted net income (loss)
  per share                                                                              $      (0.64)
                                                                                         ============

Weighted average common shares                                                              5,018,708  (f)
                                                                                         ============

(1) Becan's statement of operations includes only activity from April 1, 1999 through November 26, 1999 (date of acquisition), because activity subsequent to this date is included in DrugMax's December 31, 1999 consolidated statement of operations. The VetMall statement of operations is for the period from June 28, 1999 (date of inception) through December 31, 1999.

Adjustments reflect the following:

     (a) Elimination of intercompany revenues and expenses to reflect the consolidation of DeskTop and VetMall due to the common ownership created by the acquisition.

     (b) Amortization expense related to goodwill arising from the Becan acquisition (15 year life.)

     (c) Amortization expense related to goodwill arising from the DeskTop acquisition (5 year life.)

     (d) Amortization expense related to goodwill arising from the VetMall acquisition (5 year life.)

     (e)  Tax benefit lost as result of acquisitions.

     (f) Weighted average shares of common stock outstanding was calculated based on the assumption that the shares issued in connection with the acquisitions were outstanding for the entire period.

                               DRUGMAX.COM, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS(1)
FOR THE PERIOD FROM SEPTEMBER 8, 1998 (DATE OF INCEPTION) THROUGH MARCH 31, 1999

                                                                                                                      PRO FORMA
                                             DRUGMAX            BECAN              DESKTOP         ADJUSTMENTS      CONSOLIDATED
                                           ------------      ------------        ------------     ------------      ------------
Net revenues                               $     37,118      $ 18,127,002        $  1,246,306     $         --      $ 19,410,426
Cost of sales                                    14,496        17,616,590                  --               --        17,631,086
                                           ------------      ------------        ------------     ------------      ------------
Gross profit                                     22,622           510,412           1,246,306               --         1,779,340

Operating expenses:
  Selling, general and administrative
   expense                                      128,858           390,162             232,924            7,778 (e)        876,734
                                                                                                        26,667 (f)
                                                                                                       166,667 (g)
                                                                                                         1,778 (h)
                                                                                                        11,900 (i)
                                                                                                       (90,000)(j)

  Goodwill amortization-Becan                                                                          969,395 (c)       969,395
  Goodwill amortization-DeskTop                                                                        379,282 (d)       379,282
                                           ------------      ------------        ------------    -------------      ------------
Total operating expenses                        128,858           390,162             232,924        1,473,467         2,225,411
                                           ------------      ------------        ------------     ------------      ------------

Income (loss) from continuing
  operations                                   (106,236)          120,250           1,013,382       (1,473,467)         (446,071)
Interest income                                   1,761                                   900               --             2,661
Interest expense                                     --           (58,223)             (5,292)              --           (63,515)
Other income and expenses, net                       --             5,653              14,449               --            20,102
                                           ------------      ------------        ------------     ------------      ------------
Net income (loss) before income tax            (104,475)           67,680           1,023,439      (1,473,467)          (486,823)


Income tax provision                                 --            12,830             400,731               --           413,561
                                           ------------      ------------        ------------     ------------      ------------

Net income (loss)                          $   (104,475)     $     54,850        $    622,708     $ (1,473,467)     $   (900,384)
                                           ============      ============        ============     ============      ============

Basic and diluted net loss
  per share                                $      (0.08)     $         --        $         --     $         --      $      (0.26)
                                           ============      ============        ============     ============      ============

Weighted average common shares                1,372,230 (a)                                                            3,488,406 (b)
                                           ============                                                             ============


(1) Since DrugMax was incepted on September 8, 1998, the pro forma consolidated statement of operations is for the period from September 8, 1999 (date of inception) through March 31, 1999. The historical income statements of Becan and DeskTop have been adjusted to reflect the same period. Becan's short period was calculated by multiplying the historical balances by seven-twelfths. DeskTop's short period was calculated based on the unaudited activity for the period from September 8, 1998 through March 31, 1999. VetMall did not exist as of March 31, 1999 and therefore is not included in the pro forma consolidated statement of operations.

Adjustments reflect the following:

     (a) The 1,372,230 weighted-average shares of common stock includes the adjustment for a one-for-two reverse split that occurred in October 1999.

     (b) The weighted average shares of common stock outstanding of 3,488,406 assumes that the shares issued to acquire Becan and DeskTop were outstanding throughout the entire period.

     (c) Amortization of goodwill (15 year life) arising from the acquisition of Becan (excess of purchase price over the fair market value of the net assets acquired.)

     (d) Amortization of goodwill (5 year life) arising from the acquisition of DeskTop (excess of purchase price over the fair market value of the net assets acquired.)

     (e) Amortization (3 year life) of $35,000 cost of web site domain name acquired as part of the March 31, 1999 acquisition of HealthSeek.com, Inc. by DrugMax.

     (f) Compensation expense for maintenance of HealthSeek.com web site per consulting agreement beginning May 1, 1999. The agreement requires an annual payment of $40,000 and expired on March 31, 2000.

     (g) Compensation to be paid based on annual employment agreement with CEO ($150,000) and consulting agreement with a director ($100,000)

     (h) Amortization (15 year life) of $40,000 paid to purchase the web site domain name "www.nutriceuticals.com".

     (i)  Interest paid to various stockholders and affiliates.

     (j) Elimination of management fees paid to Becan's parent for legal, accounting and administrative services.